UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 18, 2020

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250

Plymouth Meeting, PA

(address of principal executive offices)

19462

(zip code)

(610) 630-6357
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of August 18, 2020, AdaptHealth Corp. (the “Company”) entered into a Transition, Separation and Release Agreement (the “Separation Agreement”) with Gregg Holst, the Company’s former Chief Financial Officer, in connection with Mr. Holst’s anticipated retirement on September 1, 2020. In consideration of Mr. Holst’s general release of claims in favor of the Company and its affiliates, Mr. Holst will be eligible to receive (i) $500,000, payable in substantially equal installments over the 12 month period immediately following the effective date of the release in accordance with the Company’s regular payroll practices, and (ii) subject to Mr. Holst’s timely election of “COBRA” continuation coverage, continued participation in the Company’s group health insurance plan through June 30, 2023 (or such earlier date as he becomes eligible to receive any health benefits from a subsequent employer), with his COBRA premiums being paid by the Company (collectively (i) and (ii), the “Severance Benefits”). Mr. Holst’s right to receive the Severance Benefits is conditioned on his continued compliance with all existing restrictive covenants to which he is currently subject, including, without limitation, the restrictive covenants set forth in that certain Employment Agreement between AdaptHealth Holdings LLC and Mr. Holst, dated November 10, 2014, and his continued compliance with his obligations under the Separation Agreement (including his future cooperation obligations thereunder).

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety to the full text thereof, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits

10.1	Transition, Separation and Release Agreement, dated August 10, 2020, between the Company and Gregg Holst.
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AdaptHealth Corp.

By:	/s/ Jason Clemens
Jason Clemens
Chief Financial Officer

Dated: August 21, 2020